SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2007

IPSCO Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14568	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 18, 2007, IPSCO Inc. (“IPSCO”) issued a press release (the “Press Release”) announcing that it had commenced (1) a cash tender offer for any and all of its outstanding 8 3/4% Senior Notes due 2013 (the “Notes”), and (2) a solicitation of consents to amend the indenture governing the Notes. The terms of the tender offer and consent solicitation are described in the Press Release.

The foregoing is qualified by reference to the Press Release, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of IPSCO, dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date: June 18, 2007	By:	/s/ Leslie T. Lederer
		Name:	Leslie T. Lederer
		Title:	Vice President, General Counsel & Corporate Secretary